Supplement to the
Strategic Advisers® Growth Fund
July 30, 2016
Summary Prospectus

At a special meeting of Strategic Advisers® Growth Fund, shareholders approved new sub-advisory agreements with FIAM LLC and Geode Capital Management, LLC on behalf of the fund.

SGF-SUM-17-01 1.9879806.101	May 16, 2017